Exhibit 32.2

SECTION 1350 CERTIFICATION

(Chief Financial Officer)

I, Patrick E. Delaney, Chief Financial Officer of Clacendix, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.

The Annual Report on Form 10-KSB/A (Amendment No. 1) of the Company for the year ended December 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

_/s/ Patrick E. Delaney_________

Dated: May 30, 2008

Patrick E. Delaney

Chief Financial Officer

 This certification is being furnished to the SEC with this Report pursuant to Section 906 of the Sarbanes-Oxley Act of  2002 and shall not, except to the extent required by  such  Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

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